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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 23, 2002

                        American Honda Receivables Corp.
-------------------------------------------------------------------------------
               (Exact name of registrant specified in its charter)

           California                            333-71022                               33-0526079
---------------------------------       -------------------------             --------------------------------
   (State or other jurisdiction               (Commission File                        (IRS Employer
         of incorporation)                         Number)                         Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                                                       90501
---------------------------------                                             --------------------------------
(Address of principal executive offices)                                                 (Zip code)


         Registrant's telephone number, including area code:               (310) 781-4100
                                                                ------------------------------------


                                                 No Change
--------------------------------------------------------------------------------------------------------------
                       (Former name or former address, if changed since last report)



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


Item 5.           Other Events
                  ------------

A copy of the Power of Attorney being filed as Exhibits 5.1 to this Current
Report on Form 8-K.



















                                       2



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 American Honda Receivables Corp.



                                 By:          /s/ Y. Takahashi
                                     ----------------------------------
                                     Name:   Y. Takahashi
                                     Title:  President


Dated:  July 23, 2002

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appointments Y. Takahashi as his true and lawful attorney-in-fact and agent, with full powers of substitution, for him and his name, place and stead, in any and all capacities, to sign and to file any and all amendments, including post-effective amendments to this Registration Statement, with the Securities and Exchange Commission granting to said attorney-in-fact power and authority to perform any other act on behalf of the undersigned required to be done in connection therewith.


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
             NAME                            TITLE                         DATE

       /s/ Y. Takahashi
-------------------------------
Y. Takahashi                          Director and President            July 23, 2002
                                  (Principal Executive Officer)



      /s/ John I. Weisickle
-------------------------------
John I. Weisickle                    Director and Treasurer             July 23, 2002
                                   (Principal Financial Officer
                                      and Principal Accounting
                                             Officer)



       /s/ M. Tanaka
-------------------------------
M. Tanaka                               Director and Secretary          July 23, 2002




       /s/ Scott J. Nelson
-------------------------------
Scott J. Nelson                               Director                  July 23, 2002




       /s/ Scott J. Ulm
-------------------------------
Scott J. Ulm                                  Director                  July 23, 2002



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